UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)     May 8, 2007
                                                         -----------------------

                                OPTION CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                        0-19878                36-3791193
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)

485 Half Day Road, Suite 300
Buffalo Grove, Illinois                                               60089
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (847) 465-2100
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition.

         On May 8, 2007, Option Care, Inc. issued a press release announcing financial results for its fiscal quarter ended March 31, 2007. The full text of this press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01:  Financial Statements and Exhibits.

(c)   Exhibits.

      99.1 Option Care Press Release dated May 8, 2007 regarding financial results for the quarter ended March 31, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OPTION CARE, INC.

                                                By:  /s/ Paul Mastrapa
                                                  ------------------------------
                                                     Paul Mastrapa
                                                     Senior Vice President and
                                                     Chief Financial Officer

         Dated:  May 8, 2007